                                                                   EXHIBIT 99.3

                       SELECTED PRO FORMA FINANCIAL DATA

     The following unaudited pro forma combined condensed financial information is based upon the historical combined financial statements of the Predecessor Company and Successor Company and has been prepared to illustrate the effects of this offering and the North Acquisition.

     The unaudited pro forma combined condensed balance sheet as of August 11, 1997 gives effect to the North Acquisition and application of the estimated net proceeds from this offering as if such transactions had been completed on August 11, 1997 and was prepared based upon the combined balance sheet of the Successor Company as of August 11, 1997 and the balance sheet of North's Restaurants as of June 30, 1997. The historical combined condensed statement of operations for the period ended January 27, 1997 is comprised of the results of operations of the Predecessor Company for the 24-week period ended July 15, 1996 and the results of operations of the Successor Company for the 28-week period ended January 27, 1997 (the "Combined Results") and gives effect to the transactions described above as if such transactions had been completed on January 30, 1996. The unaudited pro forma combined condensed statement of operations for the period ended January 27, 1997 was prepared based upon the Combined Results and the statement of operations of North's Restaurants for the 52-week period ended December 31, 1996. The unaudited pro forma combined condensed statement of operations for the twenty-eight weeks ended August 11, 1997 was prepared based upon the combined results of the Successor Company for the twenty-eight weeks ended August 11, 1997 and the statement of operations of North's Restaurants for the twenty-eight weeks ended June 30, 1997. See Note 7 of Notes to Financial Statements of North's Restaurants.

     The unaudited pro forma combined condensed financial information has been provided for comparative purposes only and does not purport to be indicative of results which would actually have been obtained had the North Acquisition been effected on the date indicated or of results which may be obtained in the future. These unaudited pro forma combined condensed financial statements should be read in conjunction with the combined financial statements, including the notes thereto, which appear elsewhere in this Prospectus.

     The unaudited pro forma adjustments are based upon information set forth in this Prospectus and certain assumptions included in the notes to the unaudited pro forma combined condensed financial statements. The Company is performing an ongoing evaluation regarding the nature and scope of its restaurant operations and various short- and long-term strategic considerations, including whether, and to what extent, integration, consolidation or other modification of its restaurant operations is appropriate following the North Acquisition. The Company believes the pro forma assumptions are reasonable under the circumstances.

     The unaudited pro forma combined condensed financial statements do not give effect to the transactions with Stacey's contemplated by the LOI and, accordingly, do not include net fee revenues and interest income, if any, which may be generated from the Company's strategic alliance with Stacey's. In addition, the unaudited pro forma combined condensed statements of operations do not include interest income, if any, which may arise from notes receivable from North's.

     The North Acquisition will be accounted for by the purchase method of accounting. Accordingly, the Company's cost to acquire the North's Restaurants (the "Purchase Consideration"), calculated to be $4.5 million (subject to adjustment), will be allocated to the assets acquired and liabilities assumed according to their estimated fair values. The final allocation of the Purchase Consideration is dependent upon certain valuations and other studies that have not progressed to a stage where there is sufficient information to make such an allocation in the accompanying unaudited pro forma combined condensed financial statements.

                               STAR BUFFET, INC.

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                             AS OF AUGUST 11, 1997
                             (DOLLARS IN THOUSANDS)

                                                                     HISTORICAL
                                                              ------------------------
                                                              SUCCESSOR
                                                               COMPANY      NORTH'S
                                                               AUGUST     RESTAURANTS
                                                                 11,        JUNE 30,      PRO FORMA         PRO FORMA
                                                                1997          1997       ADJUSTMENTS         COMBINED
                                                              ---------   ------------   ------------       ----------
Current assets:
  Cash.......................................................  $   725      $     17       $ 15,644A,D,K     $ 16,386
  Short-term investments.....................................      180            --                              180
  Trade receivables..........................................       29            18                               47
  Inventories................................................      385            69                              454
  Prepaid expenses...........................................       79            --             55E              134
  Deferred taxes, net........................................      193            --                              193
                                                               -------       -------       --------           -------
     Total current assets....................................    1,591           104         15,699            17,394
Notes receivable.............................................       --            --          3,000A            3,000
Property and equipment, net..................................   12,982         4,366          1,700K           19,048
Capitalized leases, net......................................    2,435            --                            2,435
Deposits and other assets....................................      225            17                              242
Organizational costs.........................................      305            --                              305
Franchise fees...............................................      207            --                              207
Costs in excess of net assets of business acquired, net......       --            --            721J              721
                                                               -------       -------       --------           -------
          Total assets.......................................  $17,745      $  4,487       $ 21,120          $ 43,352
                                                               =======       =======       ========           =======
Current liabilities:
  Accounts payable...........................................  $ 2,139      $    390       $                 $  2,529
  Accrued liabilities........................................    2,379           318             55E            2,752
  Current portion of notes payable...........................       --            --          1,400A            1,400
  Current portion of North's debt for which North's
     Restaurants, Inc. is jointly and severally liable.......       --        12,417        (12,417)B              --
  Current maturities of capital lease obligations............      248            --                              248
                                                               -------       -------       --------           -------
     Total current liabilities...............................    4,766        13,125        (10,962)            6,929
Notes payable................................................       --            --          5,600A            5,600
North's debt for which North's Restaurants, Inc. is jointly
  and severally liable.......................................       --         1,300         (1,300)B              --
Capital lease obligations....................................    2,231            --                            2,231
Other long-term liabilities..................................      159            --                              159
                                                               -------       -------       --------           -------
          Total liabilities..................................    7,156        14,425         (6,662)           14,919
                                                               -------       -------       --------           -------
Total stockholders' equity...................................   10,589        (9,938)        27,782C,D         28,433
                                                               -------       -------       --------           -------
          Total liabilities and stockholders' equity.........  $17,745      $  4,487       $ 21,120          $ 43,352
                                                               =======       =======       ========           =======

   See accompanying notes to unaudited pro forma combined condensed financial information.

                               STAR BUFFET, INC.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                 FOR THE 52-WEEK PERIOD ENDED JANUARY 27, 1997
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                       HISTORICAL
                     -------------------------------------------------------------------------------
                                PREDECESSOR
                     ----------------------------------     SUCCESSOR
                                             RESULTING    -------------    COMBINED
                      THIRTY    SIX WEEK    TWENTY-FOUR   TWENTY-EIGHT     FIFTY-TWO
                      WEEKS      PERIOD        WEEKS          WEEKS          WEEKS        NORTH'S
                      ENDED       ENDED        ENDED          ENDED          ENDED      RESTAURANTS
                     JULY 15,   JAN. 29,     JULY 15,       JAN. 27,       JAN. 27,       DEC. 31,      PRO FORMA       PRO FORMA
                       1996      1996(1)       1996           1997           1997           1996       ADJUSTMENTS      COMBINED
                     --------   ---------   -----------   -------------   -----------   ------------   -----------      ---------
Total revenues...... $ 23,207    $(4,351)     $18,856        $23,632        $42,488       $ 10,830       $               $53,318
                      -------     ------      -------        -------        -------        -------         -----         -------
Costs and expenses:
  Food costs........    8,569     (1,596)       6,973          8,285         15,258          4,013                        19,271
  Labor costs.......    6,810     (1,270)       5,540          7,565         13,105          3,290                        16,395
  Occupancy and
    other
    expenses........    5,030       (954)       4,076          5,259          9,335          1,885          (746)K        10,474
  General and
    administrative
    expenses........    1,193       (196)         997            621          1,618            970           350I          2,938
  Depreciation and
    amortization....      914       (169)         745            988          1,733            635           301J,K        2,669
                      -------     ------      -------        -------        -------        -------         -----         -------
        Total costs
          and
         expenses...   22,516     (4,185)      18,331         22,718         41,049         10,793           (95)         51,747
                      -------     ------      -------        -------        -------        -------         -----         -------
Income from
  operations........      691       (166)         525            914          1,439             37            95           1,571
Interest (income)
  expense, net......      145        (32)         113            106            219            554            17E,F,G        790
                      -------     ------      -------        -------        -------        -------         -----         -------
Income (loss) before
  income taxes......      546       (134)         412            808          1,220           (517)           78             781
Income tax expense
  (benefit).........      216        (54)         162            338            500           (174)          (14)H           312
                      -------     ------      -------        -------        -------        -------         -----         -------
Net income (loss)... $    330    $   (80)     $   250        $   470        $   720       $   (343)      $    92         $   469
                      =======     ======      =======        =======        =======        =======         =====         =======
Net income per
  common share......                                                        $  0.28                                      $  0.09
                                                                            =======                                      =======
Common shares used
  in computing per
  share amounts.....                                                          2,600                                        5,000
                                                                            =======                                      =======

---------------

(1) Adjustments necessary to present a 24-week period ended July 15, 1996.

   See accompanying notes to unaudited pro forma combined condensed financial information.

                               STAR BUFFET, INC.

         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                  FOR THE 28-WEEK PERIOD ENDED AUGUST 11, 1997
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                         HISTORICAL
                                                   -----------------------
                                                   SUCCESSOR
                                                    COMPANY      NORTH'S
                                                    AUGUST     RESTAURANTS
                                                      11,       JUNE 30,      PRO FORMA        PRO FORMA
                                                     1997         1997       ADJUSTMENTS       COMBINED
                                                   ---------   -----------   -----------       ---------
Total revenues...................................   $29,306      $ 5,617        $               $34,923
                                                    -------       ------        -----           -------
Costs and expenses:
  Food costs.....................................     9,283        2,150                         11,433
  Labor costs....................................     9,186        1,699                         10,885
  Occupancy and other expenses...................     6,110        1,006         (402)K           6,714
  General and administrative expenses............       612          621          188I            1,421
  Depreciation and amortization..................     1,129          265          162J,K          1,556
                                                    -------       ------        -----           -------
          Total costs and expenses...............    26,320        5,741          (52)           32,009
                                                    -------       ------        -----           -------
Income (loss) from operations....................     2,986         (124)          52             2,914
Interest (income) expense, net...................       108          319          (11)E,F,G         416
                                                    -------       ------        -----           -------
Income (loss) before income taxes................     2,878         (443)          63             2,498
Income tax expense...............................     1,151          (43)        (109)H             999
                                                    -------       ------        -----           -------
Net income (loss)................................   $ 1,727      $  (400)       $ 172           $ 1,499
                                                    =======       ======        =====           =======
Net income per common share......................   $  0.66                                     $  0.30
                                                    =======                                     =======
Common shares used in computing per share
  amounts........................................     2,600                                       5,000
                                                    =======                                     =======

   See accompanying notes to unaudited pro forma combined condensed financial information.

           NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL
                                  INFORMATION

A To record the acquisition of North's Restaurants for an aggregate purchase price of $4.5 million, subject to adjustment. The purchase price will be paid in the form of $500,000 cash, assumption of $7.0 million of North's debt (the current portion of which is $1.4 million), and the recording of a $3.0 million note receivable from North's.

B To eliminate the North's debt of $13.717 million, which will not be assumed by the Company, except as noted in Footnote A.

C   To eliminate North's Restaurants' division deficit of $9.938 million.

D To reflect the estimated net cash proceeds of $26.224 million from the sale of 2,400,000 shares of Common Stock offered by the Company (less the underwriting discount and estimated offering expenses payable by the Company), the payment of the Special Dividend of $7.885 million and the repayment of the Casa Bonita Note in the amount of $495,000 which represents CKE's book value of the net assets of the Casa Bonita restaurants to be transferred to Summit in connection with the Formation Transactions. See "Certain Transactions."

E To record debt issuance costs of $55,000 related to the assumption of $7.0 million of North's debt and related amortization of debt issue costs over five years of $11,000 for the fiscal year ended January 27, 1997 and $6,000 for the twenty-eight weeks ended August 11, 1997.

F To record interest expense on $7.0 million of North's debt assumed in the acquisition of North's Restaurants at a variable rate assumed to be 8% in the amount of $560,000 for the fiscal year ended January 27, 1997 and $302,000 for the twenty-eight weeks ended August 11, 1997. A 0.125% increase/decrease in the estimated interest rate incrementally increases/decreases income before taxes by $9,000 and $5,000 for the fiscal year ended January 27, 1997 and the twenty-eight weeks ended August 11, 1997, respectively.

G To eliminate the historical interest expense recorded by North's of $554,000 and $319,000 for the twelve months ended December 31, 1996 and the twenty-eight weeks ended June 30, 1997, respectively, for related indebtedness which would not have been in existence at the beginning of such periods as this debt will not be assumed by the Company.

H To record the income tax effects of the pro forma adjustments and combination of the entities at a pro forma tax rate of 40.0%.

I To record the impact of management fees payable pursuant to the Service Agreement with CKE. These fees amount to $350,000 and $188,000 for the year ended January 27, 1997 and the twenty-eight weeks ended August 11, 1997, respectively.

J To record $721,000 for the excess of consideration paid over the preliminary estimate of the fair value of net assets acquired, to be amortized over 40 years, and to record goodwill amortization of $18,000 and $10,000 for the fiscal year ended January 27, 1997 and the twenty-eight weeks ended August 11, 1997, respectively.

K To record the purchase and buyout of certain HTB operating equipment leases in the amount of $1.7 million, the related depreciation expense using an estimated useful life of six years and the reduction in rent expense in the amount of $283,000 and ($746,000), respectively, for the fiscal year ended January 27, 1997, and $152,000 and ($402,000), respectively, for the twenty-eight weeks ended August 11, 1997.

L Reconciliation to Unaudited Pro Forma Combined Condensed Financial Information Adjustments

         Balance Sheet:

         (1)  Cash: (A) ($500,000); (D) $26,224,000, ($7,885,000), ($495,000);
              (K) ($1,700,000) = $15,644,000

         (2)  Stockholders' Equity: (C) $9,938,000; (D)
              $17,844,000 = $27,782,000

         Statement of Operations (52-week period ended January 27, 1997):

         (1)  Depreciation and amortization: (J) $18,000; (K)
              $283,000 = $301,000

         (2)  Interest (income) expense, net: (E) $11,000; (F) $560,000; (G)
              ($554,000) = $17,000

         Statement of Operations (28-week period ended August 11, 1997):

         (1)  Depreciation and amortization: (J) $10,000; (K)
              $152,000 = $162,000

         (2)  Interest (income) expense, net: (E) $6,000; (F) $302,000; (G)
              ($319,000) = ($11,000)

M There are no material adjustments necessary to convert the Predecessor Company financial information to the new accounting basis.